As filed with the Securities and Exchange Commission on
                                                            Registration No.

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             PANTHER RESOURCES, LTD.
                      -----------------------------------
                      f/k/a GOLDEN PANTHER RESOURCES, LTD.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                                               95-3932052
(Jurisdiction of incorporation                               (I.R.S. Employer
      or organization)                                      Identification No.)


                      1111 WEST HASTINGS STREET, SUITE 211
                      ------------------------------------
                             VANCOUVER, B.C. V6E 2J3
                             -----------------------
                                     CANADA
                                     ------

                PANTHER RESOURCES, LTD. 1998 STOCK INCENTIVE PLAN
                            (Full title of the plan)

                            -------------------------

                                  PENNY PERFECT
                           c/o PANTHER RESOURCES, LTD.
                      SUITE 211, 1111 WEST HASTINGS STREET
                             VANCOUVER, B.C. V6E 2J3
                                     CANADA
                                 (604) 689-5377
             (Name, address including zip code and telephone number,
                   including area code, of agent for service)

                            -------------------------

                                    Copy to:
                              KENNETH A. KORB, ESQ.
                           PERKINS, SMITH & COHEN, LLP
                                 1 BEACON STREET
                                BOSTON, MA 02108
                                 (617) 854-4000
                 (Name and address of authorized representative
                              in the United States)


================================================================================
                                Exhibit Index on Sequentially Numbered Page:  7

                         CALCULATION OF REGISTRATION FEE

================================================================================
                                          Proposed       Proposed
                                           Maximum        Maximum
     Titles of             Amount         Offering      Aggregate    Amount of
   Securities to           to be           Price         Offering   Registration
   be Registered         Registered      Per Share(1)    Price(1)      Fee

 Common Shares(2)(3)    240,000 Shares      $0.70        $168,000      $49.56
 $0.001 par value        60,000 Shares      $0.39        $ 23,400      $ 6.90
      Totals:           300,000 Shares                   $191,400      $56.46
                        ==============                   ========      ======


================================================================================
(1)
         All such shares are either issuable upon exercise of outstanding options with fixed exercise prices or are based upon the fair value of the stock on the date of issue authorization. The aggregate offering price and the fee for option stocks have been computed upon the basis of the price at which the option may be exercised.

================================================================================
(2)
         In addition, this Registration Statement also covers an indeterminate amount of additional securities which may be issued under the above-referenced Plan pursuant to the anti-dilution Provisions of such Plan and, if interests in the above-referenced Plan are deemed to constitute separate securities, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement shall also cover an indeterminate amount of interests to be offered or sold pursuant to the above-referenced Plan.

================================================================================
(3)
         250,000 shares previously registered as options for $0.30 per share have not been issued. The options registered here are part of the 2,391,500 shares previously registered under Form S-8 but at a new issuance price of $0.70 per share.

================================================================================

                                     PART I

                     INFORMATION REQUIRED IN THE PROSPECTUS

Item 1.    PLAN INFORMATION.

           Omitted pursuant to the instructions and provisions of Form S-8.

Item 2.    REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

           Omitted pursuant to the instructions and provisions of Form S-8.

           Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933 (the "1933 Act") and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.

           The following documents filed by Panther Resources, Ltd. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference in this Registration Statement:

           (a) The Registrant's Annual Report on Form 10-KSB for the year ended March 31, 1997.

           (b) All other reports filed by the Registrant pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") since March 31, 1997.

           All documents subsequently filed with the Commission by the Registrant pursuant to the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

           Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.    DESCRIPTION OF SECURITIES.

           Not applicable.

Item 5.    INTEREST OF NAMED EXPERTS AND COUNSEL.

           The validity of the shares of Common Stock offered hereby will be passed upon for the Registrant by Perkins, Smith & Cohen, LLP. Neither it nor any of its partners has any interest in the Plan.

Item 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

           The Nevada Revised Statutes (the "NRS") provides for indemnification of directors and officers in a variety of circumstances, which may include liabilities under the 1933 Act. The Company's Bylaws provide for indemnification of the Company's directors and officers (and those serving in such capacity with a consolidated subsidiary other entity at the request of the Board of Directors of the Company) in the circumstances, and to the extent, permitted by the NRS.

           Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors officers and persons controlling the Company pursuant to the foregoing provisions, or otherwise, the Company has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 7.    EXEMPTION FROM REGISTRATION CLAIMED.

           Not applicable.

Item 8.    EXHIBITS.


  Exhibit Identification              Description of Exhibit
  ----------------------              ----------------------

1.    Exhibit 3(a)                    Registrant's annual report on Form
                                      10-KSB for the year ended March 31,
                                      1997 and incorporated herein by
                                      reference.

2.    Exhibit 5.1                     Opinion of Perkins, Smith & Cohen,
                                      LLP, incorporated herein by reference
                                      to Form S-8 filed May 19, 1998.

3.    Exhibit 8                       Panther Resources, Ltd. 1998 Stock
                                      Incentive Plan, incorporated herein by
                                      reference to Form S-8 filed May 19,
                                      1998.

4.    Exhibit 23.1                    Consent of Perkins, Smith & Cohen, LLP
                                      (included in Exhibit 5.1).




5.    Exhibit 23.2                    Consent of Jones Jensen & Co.,
                                      accountants, incorporated herein by
                                      reference to Form S-8 filed May 19,
                                      1998.





6.    Exhibit 24                      Power of Attorney (included as part of
                                      the Signature page to the Registration
                                      Statement, Form S-8, filed May 19, 1998).




7.    Exhibit Index appearing on
      Page 7 of the Form S-8.

Item 9.  UNDERTAKINGS.

        (a)     The undersigned Registrant hereby undertakes:

                (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                        (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                        (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                        (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                        provided, however, that paragraphs (a)(1)(i) and
                        (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering.

        (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, Panther Resources, Ltd., certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, Province of British Columbia, Canada on this 4th day of June, 1998.


                                             By: /s/ Penny Perfect
                                                 ------------------------------
                                                 Penny Perfect
                                                 President and Director



                                POWER OF ATTORNEY

        We, the undersigned officers and directors of Panther Resources, Ltd., hereby severally constitute and appoint Penny Perfect and Gordon Muir, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable Panther Resources, Ltd. to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated, by Penny Perfect under power of attorney herebefore filed and incorporated herein by reference to Form S-8 filed May 19, 1998.


SIGNATURE                          TITLE                             DATE
---------                          -----                             ----


/s/ Gordon Muir               Chairman of the Board              June 4, 1998
---------------------------   and a Director
Gordon Muir


/s/ Penny Perfect             President and Director             June 4, 1998
---------------------------
Penny Perfect


/s/ Katharine Johnston        Executive Vice President           June 4, 1998
---------------------------   and Director
Katharine Johnston


/s/ Robert Needham            Director                           June 4, 1998
---------------------------
Robert Needham


/s/ F. Bryson Farrill         Director                           June 4, 1998
---------------------------
F. Bryson Farrill, Director

                                INDEX OF EXHIBITS


1.     Exhibit Identification   Description of Exhibit
       ----------------------   ----------------------


1.      Exhibit 3(a)            Registrant's annual report on Form 10-KSB for
                                the year ended March 31, 1997 and incorporated herein by reference

2.      Exhibit 5.1             Opinion of Perkins, Smith & Cohen, LLP
                                incorporated herein by reference to Form S-8
                                filed May 19, 1998

3.      Exhibit 8               Panther Resources, Ltd. 1998 Stock Incentive
                                Plan, incorporated herein by reference to Form
                                S-8 filed May 19, 1998

4.      Exhibit 23.1            Consent of Perkins, Smith & Cohen, LLP (included
                                in Exhibit 5.1)

5.      Exhibit 23.2            Consent of Jones Jensen & Co., accountants,
                                incorporated herein by reference to Form S-8
                                filed May 19, 1998

6.      Exhibit 24              Power of Attorney (included as part of the
                                Signature page to the Registration Statement, Form S-8, filed May 19, 1998)